SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Variable NAV Money Fund
Institutional Shares
The following changes are effective on or about August 1, 2018:
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.15
Distribution/service (12b-1) fees	None
Other expenses	0.83
Total annual fund operating expenses	0.98
Fee waiver/expense reimbursement	0.88
Total annual fund operating expenses after fee waiver/expense reimbursement	0.10
The Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.10%. The agreement may only be terminated with the consent of the fund's Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$10	$224	$456	$1,121

The following information replaces the existing similar disclosure under the “MINIMUM INITIAL INVESTMENT” sub-heading under the “PURCHASE AND SALE OF FUND SHARES” heading of the fund’s summary prospectus.
Minimum Initial Investment
The minimum initial investment is $1,000,000 and there is no minimum additional investment. Accounts opened through a financial advisor may have different minimum investment amounts.
The fund reserves the right to modify the investment minimum.
The following changes are effective on or about October 1, 2018:
DWS Variable NAV Money Fund is renamed DWS ESG Liquidity Fund. All references in the fund’s summary prospectus to DWS Variable NAV Money Fund are superseded with DWS ESG Liquidity Fund.
The following information replaces existing disclosure under the “PRINCIPAL INVESTMENT STRATEGY” heading of the fund’s summary prospectus.
Main investments. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.
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The fund does not seek to maintain a stable share price. As a result, the fund’s share price will fluctuate and reflect the effects of unrealized appreciation and depreciation and realized losses and gains.
Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in securities that meet the Advisor’s sustainability criteria. The fund may invest without limit in US treasury securities under adverse market conditions.
The fund invests in high quality, short-term, US dollar denominated money market instruments, including obligations of US and foreign banks, corporate obligations, US government securities, municipal securities, repurchase agreements and asset-backed securities, paying a fixed, variable or floating interest rate.
The fund reserves freedom of action to concentrate in obligations issued by domestic banks and US branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank.
Management process. The fund buys US government debt obligations, money market instruments and other debt obligations that the Advisor determines present minimal credit risks.
In considering whether a security presents minimal credit risks, the Advisor will analyze the capacity of the security’s issuer or guarantor to meet its financial obligations, which includes, as appropriate, with respect to the issuer or guarantor the following factors: (i) financial condition, (ii) sources of liquidity, (iii) ability to react to future market-wide and issuer specific events, including ability to repay debt in a highly adverse situation; and (iv) competitive position within its industry and industry strength within the economy and relative to economic trends.
In addition to considering financial information, the security selection process also evaluates a company based on Environmental, Social and Corporate Governance (ESG) criteria. With the exception of municipal securities, a company’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by an affiliate of the Advisor on the basis of data obtained from various ESG data providers. Only companies with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the fund. The proprietary ESG rating is derived from multiple factors:
■	Level of involvement in controversial sectors and weapons;
■	Adherence to corporate governance principles;
■	ESG performance relative to a peer group of companies; and
■	Efforts to meet the United Nations’ Sustainable Development Goals.
ESG ratings for municipal securities are calculated by the Advisor by applying a combination of positive and negative screens. From the investable universe of municipal securities, positive screens will automatically include green bonds that meet minimum standards and negative screens will exclude municipal securities with exposure to weapons, issues where more than 10% of the business is attributable to nuclear power or more than 25% of the business is derived from coal, and issues related to gambling, lottery, the production or sale of tobacco, and other sectors deemed controversial by the Advisor.
The remainder of the investable universe of municipal securities are then scored on key performance indicators in each of three pillars: environmental, social and corporate governance. Only municipal securities with a cumulative score across all three pillars above a minimum threshold determined by the Advisor are considered for investment by the fund.
Based on the financial and ESG information described above and working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.
Portfolio management may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.
The following disclosure is added under the “MAIN RISKS” section of the fund's summary prospectus.
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ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of companies and, therefore, may underperform funds that do not consider ESG factors.
Please Retain This Supplement for Future Reference
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